SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549


                                   FORM 8-K/A


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  SEPTEMBER 13, 2001
                                                        ------------------

                      CREATIVE PRODUCTS INTERNATIONAL, INC.
                      -------------------------------------
              EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


              DELAWARE             52-2158936                  000-27615
           -----------------------------------------------------------------
          (STATE OR OTHER          (COMMISSION              (IRS  EMPLOYER
          JURISDICTION OF          FILE NUMBER)            IDENTIFICATION NO.)
            FORMATION)



               4801 AURORA AVE. N. SEATTLE, WA              98103
               ----------------------------------------------------
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)    (ZIP CODE)



         REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE 206-264-1005
                                                            ------------


          (FORMER NAME OR FORMER ADDRESS, IF CHANGES SINCE LAST REPORT)


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ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.
          -------------------------------------------------

     Peterson Sullivan P.L.L.C. ("Peterson"), by letter dated August 14, 2001, was dismissed as the independent accountants for the Company. The reports of Peterson on the financial statements of the Company for the past two fiscal years contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports contain a qualification regarding the ability of the Company to continue as a going concern. The Company's Board of Directors approved the dismissal of Peterson.

     For the two most recent fiscal years and through August 14, 2001, there have been no disagreements between the Company and Peterson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which would have caused Peterson to make a reference thereto in its report on the Company's financial statements for such period. During the two most recent fiscal years and through August 14, 2001, there have been no reportable events (as defined in Regulation S-K, Item 304(a)(1)(v)).

     The Company has requested that Peterson furnish it with a letter addressed to the Securities and Exchange Commission stating whether Peterson Sullivan agrees with the above statements. A copy of such letter is attached as an exhibit to this Report on Form 8-K/A.

     The Company has engaged Colabella & Company as its new independent accountants as of August 14, 2001. Prior to such date, the Company did not consult with Colabella & Company regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Colabella & Company, or (iii) any other matter that was the subject of a disagreement between the Company and its auditor (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a) (1)(v) of Regulation S-K).


ITEM  7.  FINANCIAL STATEMENTS,PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.
          -----------------------------------------------------------------

     (c)  Exhibits

     (1) Letter of Peterson Sullivan P.L.L.C., dated September 11, 2001, to the Securities and Exchange Commission.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.


                                         CREATIVE PRODUCTS INTERNATIONAL, INC.


                                         /s/  Susan  A.  Schreter
                                         -----------------------------------
                                         Name:  Susan  A.  Schreter
                                         Title:  Chairman  and  CEO


Dated:  September 13, 2001



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